PILGRIM'S PRIDE CORPORATION

     FOURTH AMENDMENT TO AMENDED AND RESTATED SECURED CREDIT AGREEMENT



Harris Trust and Savings Bank
Chicago, Illinois


U.S. Bancorp Ag Credit, Inc.
   (formerly known as FBS Ag Credit, Inc.)
Denver, Colorado


CoBank, ACB
Wichita, Kansas


SunTrust Bank, Atlanta
Atlanta, Georgia


Credit Agricole Indosuez, Chicago Branch (successor by
   merger to Caisse Nationale de Credit Agricole, Chicago Branch)
Chicago, Illinois



Ladies and Gentlemen:

     Reference is hereby made to that certain Amended and Restated Secured Credit Agreement dated as of August 11, 1997, as amended (the "CREDIT AGREEMENT") among the undersigned, Pilgrim's Pride Corporation, a Delaware corporation (the "COMPANY"), you (the "BANKS") and Harris Trust and Savings Bank, as agent for the Banks (the "AGENT"). All defined terms used herein shall have the same meanings as in the Credit Agreement unless otherwise defined herein.

     The Company, the Agent and the Banks now wish to amend the Credit Agreement to provide for the issuance by Harris of a letter of credit to support the Company's obligations relating to certain tax-exempt bonds to be issued by the Camp County Industrial Development Corporation for the Company's benefit, to provide for the Banks' risk participation in that letter of credit, to secure the Company's reimbursement obligation relating to that letter of credit with the Collateral provided under the Security Agreement and to amend certain covenants contained in the Credit Agreement, all on the terms and conditions and in the manner set forth in this Amendment.

1.   AMENDMENTS.

     Upon satisfaction of all of the applicable conditions precedent set forth in Section 2 hereof, the Credit Agreement shall be amended as follows:

   1.1. The Credit Agreement shall be amended by adding the following provisions thereto as Sections 1.10 through 1.19, inclusive:

          "SECTION 1.10. THE BOND LETTER OF CREDIT. Subject to all the terms and conditions hereof, at the Company's request Harris shall issue a standby letter of credit (as amended (including any amendments increasing the amount thereof) and reinstated from time to time, the "BOND L/C") in an original stated amount of up to $25,239,727.00 (the "BOND L/C COMMITMENT") for the account of the Company at any time on or prior to June 29, 1999 (the "BOND L/C FACILITY EXPIRATION DATE"). The Bond L/C Commitment shall be separate and apart from, and in addition to, the Revolving Credit Commitments. The Bond L/C shall be issued pursuant to a Reimbursement Agreement (the "REIMBURSEMENT AGREEMENT" ) in form and substance satisfactory to the Banks and shall be for the purpose of supporting the Company's obligations relating to the Bonds. The Bond L/C shall have an expiry date not later than the Termination Date, subject to extension as provided in the Reimbursement Agreement. Nothing contained in this Agreement shall be deemed to require the Company to cause the Bonds to be issued, it being agreed that the issuance of Bonds shall be within the Company's sole discretion. The Company shall pay Harris for its own account an annual issuance fee (the "BOND L/C ISSUANCE FEE") in an amount equal to one-eighth of one percent (0.125%) of the stated amount of the Bond L/C, payable on the date the Bond L/C is issued by Harris and on each annual anniversary thereof.

          SECTION 1.11. REIMBURSEMENT OBLIGATION. The Company will pay in immediately available funds to Harris the amount of each demand for payment made under the Bond L/C immediately upon payment by Harris of each amount so demanded and on the date of each such payment by Harris (the obligation of the Company under this Section 1.11 is hereinafter referred to as a "BOND REIMBURSEMENT OBLIGATION"). If at any time the Company fails to pay any such Bond Reimbursement Obligation when due, the unpaid amount of such Bond Reimbursement Obligation shall be due and payable on demand and shall bear interest at the rate specified in
     Section 1.3(d) hereof.

          SECTION 1.12. PARTICIPATION IN THE BOND L/C. Each of the Banks will acquire a risk participation for its own account, without recourse to or representation or warranty from Harris, in the Bond L/C upon the issuance thereof ratably in accordance with its Commitment Percentage. In the event any Bond Reimbursement Obligation is not immediately paid by the Company pursuant to Section 1.11 hereof, each Bank will pay to Harris funds in an amount equal to such Bank's Commitment Percentage of the unpaid amount of such Bond Reimbursement Obligation. The obligation of the Banks to Harris under this
     Section 1.12 shall be absolute and unconditional and shall not be affected or impaired by any Event of Default or Potential Default which may then be continuing hereunder. Harris shall notify each Bank by telephone of its Commitment Percentage of such unpaid Bond Reimbursement Obligation. If such notice has been given to each Bank by 1:00 p.m., Chicago time, each Bank agrees to pay Harris in immediately available and freely transferable funds on the same Business Day. If such notice is received after 1:00 p.m., Chicago time, each Bank agrees to pay Harris in immediately available and freely transferable funds no later than the following Business Day. Funds shall be so made available at the account designated by Harris in such notice to the Banks. Harris shall share with each Bank on a pro rata basis relative to its Commitment Percentage a portion of each payment of a Bond Reimbursement Obligation (whether of principal or interest) and any Bond L/C Fee (but not the Bond L/C Issuance Fee or any Bond L/C Administration Fee) payable by the Company. Any such amount shall be promptly remitted to the Banks when and as received by Harris from the Company.

          SECTION 1.13. REDUCTIONS AND REINSTATEMENTS. The Company and the Banks recognize, acknowledge and agree that (i) the Bond L/C provides for automatic reductions and reinstatements as set forth in the provisions of such Bond L/C, and (ii) the Bond L/C provides for the beneficiary thereof to reduce from time to time the amounts available to be drawn thereon. Each Bank acknowledges that, because the interest component of the Bond L/C may be reinstated at a time when the Company has not reimbursed Harris in full for an interest drawing under the Bond L/C, the total may exceed the Bond L/C Commitment pursuant to Section 1.10 hereof and each Bank agrees to pay Harris its pro rata share of any drawing under the Bond L/C notwithstanding that any such payment may result in the aggregate principal amount owing such Bank hereunder exceeding the Bond L/C Commitment of such Bank.

          SECTION 1.14. LIABILITY OF HARRIS. None of the Harris-Related Persons shall (i) be liable for any action taken or omitted to be taken by any of them under or in connection with the Reimbursement Agreement or any Bond Document (except for its own gross negligence or willful misconduct), or (ii) be responsible in any manner to any of the Banks for any recital, statement, representation or warranty made by the Company or any Affiliate of the Company, or any officer thereof, contained in the Reimbursement Agreement or any Bond Document, or in any certificate, report, statement or other document referred to or provided for in, or received by Harris under or in connection with, the Reimbursement Agreement or any Bond Document, or for the validity, effectiveness, genuineness, enforceability or sufficiency of the Reimbursement Agreement or any Bond Document, or for any failure of the Company or any other party to the Reimbursement Agreement or any Bond Document to perform its obligations thereunder (other than for the gross negligence or willful misconduct of Harris). No Harris-Related Person shall be under any obligation to any Bank to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, the Reimbursement Agreement or any Bond Document, or to inspect the properties, books or records of the Company or any of its Affiliates.

          SECTION 1.15. RELIANCE BY HARRIS. Harris shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Company). Harris shall be fully justified in failing or refusing to take any action under the Reimbursement Agreement or any Bond Document which would otherwise require the consent of the Required Banks or all of the Banks unless it shall first receive such advice or concurrence of the Required Banks (or, if required by this Agreement, all Banks) as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Harris shall in all cases be fully protected in acting, or in refraining from acting, under the Reimbursement Agreement or any Bond Document in accordance with a request or consent of the Required Banks (or, if required by this Agreement, all Banks) and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Banks.

          SECTION 1.16. NOTICE OF DEFAULT. Harris shall not be deemed to have knowledge or notice of the occurrence of any Potential Default or Event of Default under Section 8.1(1) hereof, unless Harris shall have received written notice from the Company or any other party to a Bond Document. Harris shall take such action with respect to such Potential Default or Event of Default under the Reimbursement Agreement and the Bond Documents as shall be required pursuant to
     Section 8 hereof; PROVIDED that unless and until Harris shall have received direction under Section 8, Harris may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Potential Default or Event of Default as it shall deem advisable and in the best interest of the Banks, except any action resulting in the acceleration or redemption of any Bonds.

          SECTION 1.17. INDEMNIFICATION. The Banks shall indemnify upon demand the Harris-Related Persons (to the extent not reimbursed by or on behalf of the Company and without limiting the obligation of the Company to do so), ratably according to such Bank's Commitment
     Percentage from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind whatsoever which may at any time (including at any time following the termination of the Bond L/C) be imposed on, incurred by or asserted against any such Person and which are in any way relating to or arising out of this Agreement or any document contemplated by or referred to herein or the transactions contemplated hereby or thereby or any action taken or omitted by any such Person under or in connection with any of the foregoing; PROVIDED that no Bank shall be liable for the payment to the Harris-Related Persons of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from such Person's gross negligence or willful misconduct or for the fees and expenses of counsel in connection with the preparation, execution, delivery, administration, or modification of the Reimbursement Agreement or any Bond Document or any amendments thereto. The obligation of the Banks in this Section shall survive the payment of all amounts owing by the Company hereunder.

          SECTION 1.18. DOCUMENTS AND REPORTS. Harris agrees to deliver to the Banks promptly upon receipt thereof copies of all documents and reports delivered to Harris pursuant to the Reimbursement Agreement or any Bond Document.

          SECTION 1.19. AMENDMENTS. Harris may enter into any amendment or modification of, or may waive compliance with the terms of any Bond Document (other than an Indenture) without the consent of any Bank; PROVIDED (a) that without the consent of the Required Banks, Harris shall not execute any instrument agreeing to any amendment or modification of, or waiver of compliance with the Reimbursement Agreement or any Bond Document, which would waive any "EVENT OF DEFAULT" arising under the Reimbursement Agreement or any Bond Document, and (b) without the consent of all of the Banks, Harris shall not execute any instrument agreeing to any amendment or modification of, or waiver of compliance with the Reimbursement Agreement or any Bond Document, (i) which would (A) reduce the principal of, or interest on, any Bond Reimbursement Obligation, (B) postpone the due date for any payment of principal of, or interest on, any Bond Reimbursement Obligation, (C) extend the stated expiration date of the Bond L/C, (D) increase in any material manner (in the reasonable opinion of Harris) the obligations of the Banks, or
     (E) release or otherwise adversely affect the interests of the Banks in any collateral granted under the Reimbursement Agreement or any Bond Document, or (ii) after the occurrence of a Potential Default or Event of Default."

   1.2.  The  definition  of the term "BORROWING BASE" contained in Section
4.1 of the Credit Agreement shall be amended to read as follows:

          ""BORROWING BASE", as determined on the basis of the information contained in the most recent Borrowing Base Certificate, shall mean an amount equal to:

               (a) 65% of the Value of Eligible Inventory consisting of feed grains, feed and ingredients, plus

               (b)   65%   percent  of  the  Value  of  Eligible  Inventory
          consisting of live and dressed broiler chickens and commercial eggs, plus

               (c) 65% of the Value of Eligible Inventory consisting of prepared foods, plus

               (d) 100%  of  the  Value of Eligible Inventory consisting of
          breeder  hens,  breeder  pullets,   commercial  hens,  commercial
          pullets and hatching eggs, plus

               (e) 40% of the Value of Eligible Inventory consisting of packaging materials, vaccines, general supplies, and maintenance supplies, minus

               (f) the aggregate outstanding amount of all Grower Payables that are more than 15 days past due, minus

               (g) the Bond L/C Exposure."

   1.3.  The definition of the term  "LOAN  DOCUMENTS" contained in Section
4.1 of the Credit Agreement shall be amended by adding the phrase ", THE REIMBURSEMENT AGREEMENT" immediately after the phrase "THE L/C AGREEMENTS" appearing therein.

   1.4. Subsection (c) of the definition of the term "Change of Control" contained in Section 4.1 of the Credit Agreement shall be amended to read as follows:

          "(c) the Guarantor or the Pilgrim Family shall cease to own more than 51% of the total voting power generally entitled to vote in the election of directors, managers or trustees of the Company,".

   1.5. Section 4.1 of the Credit Agreement shall be amended by adding the following definitions thereto:

          " "ALTERNATIVE CREDIT FACILITY" shall mean any irrevocable letter of credit, surety bond, insurance policy or other similar instruments, other than the Bond L/C, issued by any Person to support the Company's obligations with respect to the Bonds.

          "BONDS" shall mean the $25,000,000 aggregate principal amount of the Issuer's Environmental Facilities Reserve Bonds (Pilgrim's Pride Corporation Project), Series 1999.

          "BOND  DOCUMENTS"  shall  mean  the  Indenture   and   any  other
     instrument and documents relating to the issuance and sale of the Bonds.

          "BOND  L/C"  shall have the meaning  specified  in  Section  1.10 hereof.

          "BOND L/C ADMINISTRATIVE FEES" shall mean the fees payable by the Company pursuant to Sections 2.4(b) and (c) of the Reimbursement Agreement.

          "BOND L/C COMMITMENT" shall have the meaning specified in Section
     1.10 hereof.

          "BOND L/C EXPOSURE" shall mean, as of any date of determination, the sum of (a) the unused amount of the Bond L/C Commitment, if any,
     (b) the aggregate principal amount of all outstanding Bond L/C Reimbursement Obligations, if any, and (c) the maximum amount available to be drawn under the Bond L/C (after giving effect to any reductions thereof as provided in the Bond L/C), each determined on such date.

          "BOND L/C FACILITY EXPIRATION DATE" shall have the meaning specified in Section 1.10 hereof.

          "BOND L/C FEE" shall mean the fee payable by the Company pursuant to Section 2.4(a) of the Reimbursement Agreement.

          "BOND REIMBURSEMENT OBLIGATION" shall have the meaning specified in Section 1.11 hereof.

          "HARRIS - RELATED PERSONS" shall mean Harris,  together  with its
     Affiliates,   and  the  officers,  directors,  employees,  agents  and
     attorneys-in-fact of Harris and such Affiliates.

          "INDENTURE" shall mean the Trust Indenture dated as of June 15, 1999 between the Issuer and the Trustee, relating to the Bonds, as amended.

          "ISSUER" shall mean the Camp County Industrial Development Corporation, a nonstock, nonprofit industrial development corporation existing under the laws of the State of Texas.

          "REIMBURSEMENT  AGREEMENT"  shall  have  the meaning specified in
     Section 1.10 hereof.

          "TRUSTEE" shall mean Harris Trust and Savings Bank, as Trustee under the Indenture, and any successor trustee thereunder."

   1.6. Section 7.16 of the Credit Agreement shall be amended by deleting the word "and" appearing after the semi-colon at the end of subsection (p) thereof, by replacing the period at the end of subsection (s) thereof with the phrase "; and" and by adding the following provisions thereto as subsection (r):

           "(r) (i) liens, pledges, mortgages, security interests, or other charges granted to the Agent to secure the Bond L/C or the Bond Reimbursement Obligations, and (ii) liens, pledges, mortgages, security interests or other charges in Property other than the Collateral granted to the issuer of an Alternate Credit Facility to secure the Company's obligations to such issuer with respect to the Alternate Credit Facility."

   1.7. Section 7.17 of the Credit Agreement shall be amended by deleting the word "and" appearing after the semi-colon at the end of subsection (r) thereof, by replacing the period at the end of subsection (s) thereof with the phrase "; and" and by adding the following provisions thereto as subsection (t):

         "(t) indebtedness of the Company relating to the Bonds, the Bond L/C and any Alternate Credit Facility."

   1.8. Section 8.1(a) of the Credit Agreement shall be amended by adding the phrase ", Bond Reimbursement Obligation" immediately after the word "Note" appearing in the second line thereof.

   1.9. Sections 8.1(m) of the Credit Agreement shall be amended to read as follows:

         "(m) the Guarantor or Mr. and Mrs. Lonnie A. Pilgrim and their descendants and heirs shall for any reason cease to have legal and/or beneficial ownership of shares of capital stock of the Company having more than 51% of the total voting power generally entitled to vote in the election of directors, managers or trustees of the Company;".

  1.10. Section 8.1 of the Credit Agreement shall be amended by deleting the word "and" appearing after the semi-colon at the end of subsection (n) thereof, by replacing the period appearing at the end of subsection (o) thereof with the phrase "; and" and by adding the following provision thereto as subsection (q):

         "(q) The existence of any condition or the occurrence of any event specified as an "Event of Default" under the Reimbursement Agreement."

  1.11. Sections 8.2, 8.3 and 8.4 of the Credit Agreement shall be amended to read as follows:

          "SECTION 8.2. REMEDIES FOR NON-BANKRUPTCY DEFAULTS. When any Event of Default, other than an Event of Default described in subsections (i) and (j) of Section 8.1 hereof, has occurred and is continuing, the Agent, if directed by the Required Banks, shall give notice to the Company and take any or all of the following actions:
     (i) terminate the remaining Revolving Credit Commitments and the Bond L/C Commitment, if any, hereunder on the date (which may be the date thereof) stated in such notice, (ii) declare the principal of and the accrued interest on the Notes, unpaid Bond Reimbursement Obligations and unpaid Reimbursement Obligations to be forthwith due and payable and thereupon the Notes, unpaid Bond Reimbursement Obligations and unpaid Reimbursement Obligations including both principal and interest, shall be and become immediately due and payable without further demand, presentment, protest or notice of any kind, and (iii) proceed to foreclose against any Collateral under any of the Security Documents, take any action or exercise any remedy under any of the Loan Documents or exercise any other action, right, power or remedy permitted by law. Any Bank may exercise the right of set off with regard to any deposit accounts or other accounts maintained by the Company with any of the Banks.

          SECTION 8.3. REMEDIES FOR BANKRUPTCY DEFAULTS. When any Event of Default described in subsections (i) or (j) of Section 8.1 hereof has occurred and is continuing, then the Notes, unpaid Bond Reimbursement Obligations and all Reimbursement Obligations shall immediately become due and payable without presentment, demand, protest or notice of any kind, and the obligation of the Banks to extend further credit pursuant to any of the terms hereof shall immediately terminate.

          SECTION 8.4. L/Cs. Promptly following the acceleration of the maturity of the Notes pursuant to Section 8.2 or 8.3 hereof, the Company shall immediately pay to the Agent for the benefit of the Banks the full aggregate amount of all outstanding L/Cs and the Bond L/C. The Agent shall hold all such funds and proceeds thereof as additional collateral security for the obligations of the Company to the Banks under the Loan Documents. The amount paid under any of the L/Cs or the Bond L/C for which the Company has not reimbursed the Banks shall bear interest from the date of such payment at the default rate of interest specified in Section 1.3(d) hereof."

  1.12. The Credit Agreement shall be amended by adding the following provision thereto as Section 8.5:

          "SECTION 8.5. REMEDIES UNDER THE BONDS DOCUMENTS. In addition to the foregoing, Harris shall have all of the remedies provided to Harris in the Bond Documents upon the occurrence of an Event of Default."

  1.13. Section 11.1 of the Credit Agreement shall be amended by adding the following proviso immediately before the period at the end thereof:

          "; and PROVIDED FURTHER, that (x) any amendments of the Reimbursement Agreement or the Bond Documents by Harris shall be subject to the provisions of Section 1.19 of this Agreement, and (y) Sections 1.10 through 1.19, both inclusive, of this Agreement may only be amended, modified or waived with the consent of Harris."

  1.14. Exhibit G to the Credit Agreement shall be replaced by Exhibit G to this Amendment.

2.   CONDITIONS PRECEDENT.

     The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

   2.1. The Company and each of the Banks shall have executed this Amendment (such execution may be in several counterparts and the several parties hereto may execute on separate counterparts).

   2.2. The Agent shall have received, in sufficient counterparts for distribution to the Banks:

          (a) executed counterparts of the Third Amendment to Security Agreement re: Accounts Receivable, Farm Products and Inventory in the form of Exhibit A hereto;

          (b) executed counterparts of the Reimbursement Agreement in the form of Exhibit B hereto;

          (c) copies (executed or certified as may be appropriate) of resolutions of the Company's board of directors authorizing the transactions contemplated by this Amendment and all other legal documents or proceedings, if any, taken in connection with the execution and delivery of this Amendment and the other instruments and documents contemplated hereby; and

          (d) the opinion of counsel to the Company substantially in the form of Exhibit C hereto and satisfactory to the Agent, the Banks and their respective counsel.

   2.3. The Guaranty Agreement dated as of May 27, 1993 from Mr. and Mrs. Lonnie A. Pilgrim or, if applicable, the Guaranty Agreement of Pilgrim Interests, Ltd. shall be amended to include the Bond Reimbursement Obligations in the indebtedness guarantied thereby and, if Pilgrim Interests, Ltd. is the guarantor, the Agent shall have received such legal opinions and other instruments and documents as it may request, all in form and substance reasonably satisfactory to the Agent.

   2.4. The Agent shall have received for the ratable benefit of the Banks that execute this Amendment (the "APPROVING BANKS") an amendment fee in an amount equal to one-eighth of one percent (0.125%) of the maximum amount of the Bond L/C Commitment of each of the Approving Banks.

   2.5. Each of the representations and warranties set forth in Section 5 of the Credit Agreement shall be true and correct.

   2.6. The Company shall be in full compliance with all of the terms and conditions of the Credit Agreement and no Event of Default or Potential Default shall have occurred and be continuing thereunder or shall result after giving effect to this Amendment.

   2.7. All legal matters incident to the execution and delivery hereof and the instruments and documents contemplated hereby shall be satisfactory to the Banks.

3.   REPRESENTATIONS AND WARRANTIES.

   3.1. The Company, by its execution of this Amendment, hereby represents and warrants the following:

          (a)  each  of  the representations and warranties  set  forth  in
     Section 5 of the Credit Agreement is true and correct as of the date hereof, except that the representations and warranties made under
     Section 5.3 shall be deemed to refer to the most recent annual report furnished to the Banks by the Company; and

          (b) the Company is in full compliance with all of the terms and conditions of the Credit Agreement, except for the Existing Default, and no Event of Default or Potential Default has occurred and is continuing thereunder.

4.   MISCELLANEOUS.

   4.1. The Company has heretofore executed and delivered to the Agent that certain Security Agreement Re: Accounts Receivable, Farm Products and Inventory dated as of May 27, 1993, as amended (the "SECURITY AGREEMENT") and the Company hereby agrees that the Security Agreement shall secure all of the Company's indebtedness, obligations and liabilities to the Agent and the Banks under the Credit Agreement as amended by this Amendment, that notwithstanding the execution and delivery of this Amendment, the Security Agreement shall be and remain in full force and effect and that any rights and remedies of the Agent thereunder, obligations of the Company thereunder and any liens or security interests created or provided for thereunder shall be and remain in full force and effect and shall not be affected, impaired or discharged thereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Security Agreement as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.

   4.2. Except as specifically amended herein the Credit Agreement and the Notes shall continue in full force and effect in accordance with their original terms. Reference to this specific Amendment need not be made in any note, document, letter, certificate, the Credit Agreement itself, the Notes, or any communication issued or made pursuant to or with respect to the Credit Agreement, any reference to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

   4.3. The Company agrees to pay all out-of-pocket costs and expenses incurred by the Agent and Banks in connection with the preparation, execution and delivery of this Amendment and the documents and transactions contemplated hereby, including the reasonable fees and expenses of Messrs. Chapman and Cutler.

   4.4. This Amendment may be executed in any number of counterparts, and by the different parties on different counterparts, all of which taken together shall constitute one and the same Agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original.

   4.5. (A) THIS AMENDMENT AND THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE CONSTRUED AND DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS, EXCEPT TO THE EXTENT PROVIDED IN
SECTION 4.5(b) HEREOF AND TO THE EXTENT THAT THE FEDERAL LAWS OF THE UNITED STATES OF AMERICA MAY OTHERWISE APPLY.

    (b) NOTWITHSTANDING ANYTHING IN SECTION 4.5(a) HEREOF TO THE CONTRARY, NOTHING IN THIS AMENDMENT, THE CREDIT AGREEMENT, THE NOTES, OR THE OTHER LOAN DOCUMENTS SHALL BE DEEMED TO CONSTITUTE A WAIVER OF ANY RIGHTS WHICH THE COMPANY, THE AGENT OR ANY OF THE BANKS MAY HAVE UNDER THE NATIONAL BANK ACT OR OTHER APPLICABLE FEDERAL LAW.

Dated as of June ____, 1999.


                                 PILGRIM'S PRIDE CORPORATION


                                 By
                                   Its Chief Financial Officer

     Accepted and Agreed to as of the day and year last above written.

                                 HARRIS TRUST AND SAVINGS BANK individually
                                   and as Agent


                                 By
                                   Its Managing Director


                                 U.S. BANCORP AG CREDIT, INC.


                                 By
                                   Its

                                 COBANK, ACB


                                 By
                                   Its

                                 SUNTRUST BANK, ATLANTA


                                 By
                                   Its


                                 By
                                   Its


                                 CREDIT AGRICOLE INDOSUEZ, CHICAGO BRANCH


                                 By
                                   Its


                                 By
                                   Its

                                 Exhibit G


                        PILGRIM'S PRIDE CORPORATION



                        BORROWING BASE CERTIFICATE
                        as of _____________________
                             ($000's omitted)

     This Borrowing Base Certificate is furnished to Harris Trust and Savings Bank, as agent (the "AGENT"), pursuant to that certain Amended and Restated Secured Credit Agreement dated as of August 11, 1997, as amended, by and among Pilgrim's Pride Corporation (the "COMPANY"), Harris Trust and Savings Bank and the other Bank parties thereto (the "AGREEMENT"). Unless otherwise defined herein, the terms used in this Borrowing Base Certificate have the meanings ascribed thereto in the Agreement.

     THE UNDERSIGNED HEREBY CERTIFIES THAT:

           1. I am the duly elected Chief Financial Officer of the Company.

           2. I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, the attached computation of the Borrowing Base as defined in Section 4.1 of the Agreement.

           3. No change of name, corporate identity or address of the chief executive office of the Company has occurred.

           4. I have reviewed the terms of the Agreement and, pursuant to such review, I have no knowledge of the existence of any condition or event which would constitute a Potential Default or Event of Default, except as set forth below (detailing the nature of the condition or event, the period during which it has existed and the action which the Company has taken, is taking or proposes to take with respect to each such condition or event):

          _________________________________________________________________
     _________________________________________________________________
     _________________________________________________________________
     _________________________________________________________________

           5. The information above and any attached exhibits do not contain any untrue statement of material fact or omit a material fact, either individually or in aggregate, that would make the information or any attached exhibits misleading.

                                 PILGRIM'S PRIDE CORPORATION




                                 By
                                   Its

                        SUMMARY OF COLLATERAL POOL
                      Dated as of ___________, 199__


                                      INVENTORY               ADVANCE
              UNITS                      VALUE                  VALUE
  1.)    Live Broiler
           __________               $_________           $__________
  2.)    Breeder Hens
           __________               $_________           $__________
  3.)    Breeder Pullets
           __________               $_________           $__________
  4.)    Commercial Hens
          __________               $_________           $__________
  5.)    Commercial Pullets
          __________               $_________           $__________
  6.)    Grain Feed (Field)
          __________               $_________           $__________
  7.)    Eggs (Hatching/In Transit)
          __________               $_________           $__________
  8.)    Dressed Broilers
          __________               $_________           $__________
  9.)    Prepared Foods
         __________               $_________           $__________
10.)   Eggs (Commercial)
         __________               $_________           $__________
11.)   Grain (Feedmills)
          __________               $_________           $__________
12.)   Branch Inventory of Packaged   $_________           $__________
                Items
13.)   Packaging, Vaccines,          $_________           $__________
                Supplies
       SUBTOTAL (lines 1-13)
            __________               $_________           $__________
14.)  Less Grower Payables Greater                       ($__________)
                than 15 days
15.)  Less Bond L/C Exposure                             ($__________)

        TOTAL COLLATERAL POOL        $_________           $__________

13.) Less O/S Indebtedness as of:    _________            $__________
     TOTAL AVAILABLE CREDIT:                              $__________

COLLATERAL VALUE COMPUTATIONS
Dated as of __________, 199__
COLLATERAL POOL:

                               GROSS VALUE COMPUTATION         Advance
                                                                 VALUE
1) Live Broiler Value
       Number of Head                                            __________ Head

                 (-) Death/Reject Rate (4%)                      __________ Head

                 (x) Avg. Weight per Bird (2                     __________ Lbs.
                 Lbs.)

                 (x) ________________________     _________ cents/lb.

        as of  ___________              __________ x 65%        ____________

2)   Breeder Hen Value:
      Number of Head                                            __________ Head

    (x) Loan Value @      $1.50/bird      ________ @ 100%       ____________

3)  Breeder Pullet Value:
      Number of Head                                            __________ Head

     (x) Loan Value @     $1.00/bird      ________ @ 100%       ____________

4)  Commercial Hen Value:
     Number of Head                                            __________ Head

    (x) Loan Value @      $0.70/bird      ________ @ 100%       ____________

5) Commercial Pullet Value:
   Number of Head                                              __________ Head

   (x) Loan Value @       $0.40/bird     ________ @ 100%       ____________

6) Grain Feed Value (Field):
   Number of Head (NET)                                      __________ Head

   (x) 0.75 Lbs/day (/) 2,000                                __________ Tons

   (x) Feed Cost/Ton    ____________      __________ x 65%        ____________

7) Eggs (Hatching & In Transit):
   Number of Dozens                                          __________ Dozen

   (x)          $1.25/Doz                ________ @ 100%         ____________

8) Dressed Broilers (All Locations):
   Number of pounds                                          __________ Lbs

   (x) Price/Lb. computed  ____________    __________ x 65%        ____________

9) Prepared Foods (All Locations)
   Number of pounds                                          ___________ Lbs.

   (x) Price/Lb. computed  _____________   __________ x 65%      ____________

10) Eggs (Commercial)
    Number of Dozens                                         __________ Dozen
    (x)      ____________/dozen       __________ x 65%        ____________

11) Grain Value (Feedmills):

    Corn:    ______ x ______           __________ x 65%        ____________
                    Cost/Ton

   Soybean Meal:     ______ x ______    _________ x 65%        ____________
                              Cost/Ton

   Feed Supplements: ______ x ______    __________ x 65%        ____________
                              Cost/Ton

   Finished Feeds:   ______ x ______     __________ x 65%        ____________
                              Cost/Ton

   Total Tons:       ______              __________ x 65%        ____________

12) Branch Inventory of Packaged Items
          (@ Cost)                       __________ x 65%        ____________

13) Packaging, Vaccines, Supplies (@     __________ x 40%        ____________
                                  Cost)

TOTAL COLLATERAL POOL